UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2025
Arcosa, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware		1-38494	82-5339416
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Akard Street, Suite 400
Dallas,	Texas		75201
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (972) 942-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	ACA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 14, 2025, the Company held its 2025 Annual Meeting of Shareholders at which the Company’s shareholders voted on the following four proposals and cast their votes as described below.
Proposal 1 – Election of Directors
The shareholders elected the following Directors to serve a term expiring at the 2026 annual meeting of shareholders:

Nominee	For	Against	Abstentions	Broker Non-Votes
Joseph Alvarado	43,509,741	120,645	15,537	2,460,296
Rhys J. Best	43,580,354	48,112	17,457	2,460,296
Antonio Carrillo	43,585,088	46,430	14,405	2,460,296
Jeffrey A. Craig	43,549,305	79,709	16,909	2,460,296
Steven J. Demetriou	39,885,031	3,741,644	19,248	2,460,296
John W. Lindsay	43,590,183	39,487	16,253	2,460,296
Kimberly S. Lubel	43,393,639	226,381	25,903	2,460,296
Julie A. Piggott	43,398,578	221,832	25,513	2,460,296
Melanie M. Trent	41,629,321	2,001,389	15,213	2,460,296
Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation
The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement dated April 1, 2025, including the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion related thereto, by the following vote:

For	Against	Abstentions	Broker Non-Votes
43,191,317	413,967	40,639	2,460,296
Proposal 3 – Advisory Vote to Approve the Frequency of the Advisory Vote on Named Executive Officer Compensation
The shareholders recommended, on an advisory basis, future votes to approve named executive officer compensation on an annual basis by the following vote:

Votes for Every 1 Year	Votes for Every 2 Years	Votes for Every 3 Years	Abstentions	Broker Non-Votes
41,063,130	25,772	2,525,300	31,721	2,460,296
Consistent with the recommendations of the Company's Board of Directors and the vote of the shareholders, the Company will hold future advisory votes on executive compensation every year until the next vote on the frequency of shareholder votes on executive compensation.
Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm for the Year Ending December 31, 2025
The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, by the following vote:

For	Against	Abstentions
45,861,797	228,930	15,492

Item 7.01     Regulation FD Disclosure.
Arcosa, Inc. (the “Company”) has updated its presentation materials that management intends to use from time to time in investor presentations about the Company’s operations and performance. The investor presentation is attached as Exhibit 99.1 to this report and is incorporated herein by reference. In addition, the investor presentation will be made available on www.arcosa.com.
The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing. Additionally, the submission of this Item 7.01 in this report on Form 8-K is not an admission of the materiality of any information in this Item 7.01 of this report that is required to be disclosed solely by Regulation FD.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Arcosa, Inc. Investor Presentation dated May 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcosa, Inc.
(Registrant)

May 14, 2025	By:	/s/ Gail M. Peck
Name: Gail M. Peck
Title: Chief Financial Officer